Exhibit 99.1

Dell Reports Third Quarter Financial Results

  Revenue of $13.7 billion
  GAAP earnings of $0.27 per share, non-GAAP earnings of $0.39 per share
  Cash flow from operations of $1.3 billion
  Dell Enterprise Solutions and Services revenue grew 3 percent year over year to $4.8 billion

ROUND ROCK, Texas--(BUSINESS WIRE)--November 15, 2012--Dell announced fiscal 2013 third-quarter results today with revenue of $13.7 billion, GAAP operating income of $589 million, and GAAP earnings of $0.27 per share. Dell’s enterprise solution strategy continued to show positive results with server and networking revenue increasing 11 percent year over year.

“We are consistently executing our end-to-end solutions strategy for the benefit of our customers,” said Michael Dell, Chairman and CEO. “In the quarter, we completed the acquisition of Quest Software which – along with other recent acquisitions like SonicWALL and Wyse – adds leading management, security, virtualization and cloud capabilities to our expanding portfolio of powerful solutions.”

“In a difficult global IT spending environment we saw solid proof points that demonstrate progress in our strategy,” said Brian Gladden, Dell CFO. “A highlight has been the strong progress of our newly introduced servers, with our server and networking business up 11 percent. We’re also encouraged by early interest in our new Windows 8 touch portfolio and the opportunities it creates for our commercial and consumer businesses.”

Mr. Gladden added that strong cash flow from operations generated over the past two years continued with $1.3 billion in the quarter and, combined with a strong cash position this fiscal year, helped enable Dell to invest in new capabilities and return almost $900 million year to date to shareholders through the company’s recently adopted dividend and share repurchases.

Results

  Revenue in the quarter was $13.7 billion, an 11 percent decrease from the previous year as desktop and mobility revenue contracted.
  GAAP operating income for the quarter was $589 million, or 4.3 percent of revenue. Non-GAAP operating income was $886 million, or 6.5 percent of revenue.
  GAAP earnings per share in the quarter was 27 cents, down 45 percent from the previous year; non-GAAP EPS was 39 cents, down 28 percent.
  Cash flow from operations in the quarter was $1.3 billion. Dell ended the quarter with $14.2 billion in cash and investments.

Fiscal-Year 2013 Third Quarter and Year-to-Date Highlights

	Third Quarter			Fiscal Year To Date
(in millions)	FY13	FY12	Change	FY13	FY12	Change
Revenue	$13,721	$15,365	(11%)	$42,626	$46,040	(7%)

Operating Income (GAAP)	$589	$1,142	(48%)	$2,314	$3,500	(34%)
Net Income (GAAP)	$475	$893	(47%)	$1,842	$2,728	(32%)
EPS (GAAP)	$0.27	$0.49	(45%)	$1.05	$1.46	(28%)

Operating Income (non-GAAP)	$886	$1,288	(31%)	$3,019	$3,992	(24%)
Net Income (non-GAAP)	$679	$983	(31%)	$2,315	$3,039	(24%)
EPS (non-GAAP)	$0.39	$0.54	(28%)	$1.32	$1.62	(19%)

Information about Dell’s use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. Non-GAAP financial information excludes costs related primarily to the amortization of purchased intangibles, severance and facility-action costs, certain settlement costs and acquisition-related charges. All comparisons in this press release are year over year unless otherwise noted.

Strategic Highlights:

  Dell Enterprise Solutions and Services revenue grew 3 percent year over year to $4.8 billion. The company year to date is 4 percent ahead of last year’s ES&S revenue at $14.2 billion, accounting for greater than 50 percent of the company’s gross margin thus far this year. The ES&S business is on an annual run-rate approaching $20 billion.
  Server and networking revenue for the quarter grew 11 percent. Dell was the only top-3 server provider to have positive unit growth in the quarter. Dell’s server growth was driven by its new, 12th-Generation line, leadership in hyper-scale infrastructure solutions and an increase in customer adoption of cloud solutions for their IT requirements. Dell’s differentiated intellectual property and solutions have resulted in solid growth in this business.
  Dell’s Services business continues to execute well, with gross margin percentages improving sequentially for the sixth consecutive quarter, as the company focuses on the most profitable areas of the business. Growth in support, deployment and security services highlighted the quarter.

Business Units and Regions:

  Large Enterprise revenue was $4.2 billion in the quarter, an 8 percent decline. Operating income was $325 million, or 7.8 percent of revenue.
  Public revenue was $3.8 billion, an 11 percent decrease. Operating income for the quarter was $352 million, or 9.2 percent of revenue.
  Small and Medium Business revenue was $3.3 billion, a 1 percent decline. Operating income was $349 million, or 10.6 percent of revenue.
  Consumer revenue was $2.5 billion, a 23 percent decline. Operating loss was $65 million or minus 2.7 percent of revenue.
  Revenue in Americas was down 9 percent; Asia-Pacific and Japan was down 11 percent; and EMEA was down 15 percent.

Company Outlook:

Dell sees the challenging global macro-economic environment continuing in the fourth quarter, which will continue to impact the company’s results. The company expects sequential revenue growth of 2 to 5 percent. For the full year, Dell maintains its expectation for at least $1.70 in earnings per share on a non-GAAP basis. Going forward, the company is committed to its end-to-end solutions strategy and creating value over the long term.

About Dell

Dell Inc. (NASDAQ: DELL) listens to customers and delivers worldwide innovative technology, business solutions and services they trust and value. For more information, visit www.dell.com. The third-quarter analyst call with Michael Dell, chairman and CEO, Brian Gladden, CFO, and, Steve Felice, Chief Commercial Officer, will be webcast live today at 4 p.m. CST and archived at www.dell.com/investor. To monitor highlighted facts from the analyst call, follow on the Dell Investor Relations Twitter account at: http://twitter.com/dellshares or hashtag #DellEarnings. To communicate directly with Dell, go to www.dell.com/dellshares.

Segment Realignment:

In the first quarter of Fiscal 2013, Dell made certain segment realignments in order to conform to the way Dell internally manages segment performance. These realignments affected all of Dell's operating segments, but primarily consisted of the transfer of small office business customers from the Small and Medium Business segment to the Consumer Segment. Dell has recast prior period amounts to provide visibility and comparability. None of these changes impacts Dell's previously reported consolidated net revenue, gross margin, operating income, net income, or earnings per share.

Non-GAAP Financial Measures:

This press release includes information about non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively with non-GAAP gross margin and non-GAAP operating expenses, the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. In the following tables, Dell has provided a reconciliation of each historical non-GAAP financial measure to the most directly comparable GAAP financial measure under the heading “Reconciliation of Non-GAAP Financial Measures.” Dell encourages investors to review the reconciliation in conjunction with Dell’s presentation of these non-GAAP financial measures.

Special Note on Forward Looking Statements:

Statements in this press release that relate to future results and events (including statements about Dell’s future financial and operating performance, trends relating to macroeconomic challenges and the IT spending environment, effects of our acquisitions, our server business, our dividends and share repurchases, and consumer demand relating to Windows 8, as well as the financial guidance with respect to revenue and earnings per share) are forward-looking statements and are based on Dell's current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: intense competition; Dell’s reliance on third-party suppliers for product components, including reliance on several single-sourced or limited-sourced suppliers; Dell’s ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell’s ability to manage effectively the change involved in implementing strategic initiatives; successful implementation of Dell’s acquisition strategy; Dell’s cost-efficiency measures; Dell’s ability to effectively manage periodic product and services transitions; Dell’s ability to deliver consistent quality products and services; Dell’s ability to generate substantial non-U.S. net revenue; Dell’s product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell or its customers; weak economic conditions and additional regulation affecting our financial services activities; counterparty default; customer terminations of or pricing changes in services contracts, or Dell’s failure to perform as it anticipates at the time it enters into services contracts; loss of government contracts; Dell’s ability to obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions; cyber-attacks or other data security breaches; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; Dell’s ability to attract, retain, and motivate key personnel; Dell’s ability to maintain strong internal controls; changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; and other risks and uncertainties discussed in Dell’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for its fiscal year ended February 3, 2012. In particular, Dell’s expectations with regard to sequential revenue and earnings per share for the full fiscal year ending Feb. 1, 2013 assume, among other matters, that there is no significant decline in economic conditions generally or demand growth specifically, that macroeconomic challenges do not materialize into more significant economic difficulties, no significant change in seasonality patterns, continued strength in server, storage and network products and continued geographic customer demand trends. Dell assumes no obligation to update its forward-looking statements.

Consolidated statements of income, financial position and cash flows and other financial data follow.

Dell is a trademark of Dell Inc. Dell disclaims any proprietary interest in the marks and names of others.

DELL INC.
Condensed Consolidated Statement of Income and Related Financial Highlights
(in millions, except per share data and percentages; percentage growth rates and ratios are calculated based on underlying data in thousands)
(unaudited)

	Three Months Ended			% Growth Rates
	November 2,	August 3,	October 28,
	2012 (1)	2012 (1)	2011	Sequential	Yr. to Yr.
Net revenue
Products	$10,706	$11,403	$12,312	(6)%	(13)%
Services, including software related	3,015	3,080	3,053	(2)%	(1)%
Total net revenue	13,721	14,483	15,365	(5)%	(11)%
Cost of net revenue
Products	8,904	9,280	9,797	(4)%	(9)%
Services, including software related	1,945	2,065	2,099	(6)%	(7)%
Total cost of net revenue	10,849	11,345	11,896	(4)%	(9)%
Gross margin	2,872	3,138	3,469	(8)%	(17)%
Operating expenses
Selling, general, and administrative	2,013	1,976	2,107	2%	(4)%
Research, development, and engineering	270	261	220	3%	23%
Total operating expenses	2,283	2,237	2,327	2%	(2)%
Operating income	589	901	1,142	(35)%	(48)%
Interest and other, net	(38)	(63)	(70)	41%	46%
Income before income taxes	551	838	1,072	(34)%	(49)%
Income tax provision	76	106	179	(28)%	(57)%
Net income	$475	$732	$893	(35)%	(47)%
Earnings per share:
Basic	$0.27	$0.42	$0.49	(36)%	(45)%
Diluted	$0.27	$0.42	$0.49	(36)%	(45)%
Cash dividends declared per common share	$0.08	$—	$—
Weighted average shares outstanding:
Basic	1,735	1,747	1,813	(1)%	(4)%
Diluted	1,742	1,753	1,828	(1)%	(5)%

Percentage of Total Net Revenue:
Gross margin	20.9%	21.6%	22.6%
Selling, general, and administrative	14.7%	13.6%	13.8%
Research, development, and engineering	1.9%	1.8%	1.4%
Operating expenses	16.6%	15.4%	15.2%
Operating income	4.3%	6.2%	7.4%
Income before income taxes	4.0%	5.8%	7.0%
Net income	3.5%	5.1%	5.8%
Income tax rate	13.8%	12.7%	16.7%

Net Revenue by Product Category:
Servers and Networking (1)	$2,322	$2,332	$2,089	—%	11%
Storage	386	435	460	(11)%	(16)%
Services	2,107	2,106	2,123	—%	(1)%
Software and Peripherals	2,258	2,338	2,528	(3)%	(11)%
Mobility	3,523	3,870	4,750	(9)%	(26)%
Desktop PCs	3,125	3,402	3,415	(8)%	(8)%
Consolidated net revenue	$13,721	$14,483	$15,365	(5)%	(11)%

Percent of Total Net Revenue:
Servers and Networking (1)	17%	16%	14%
Storage	3%	3%	3%
Services	15%	15%	14%
Software and Peripherals	16%	16%	16%
Mobility	26%	27%	31%
Desktop PCs	23%	23%	22%

Net Revenue by Global Segment: (2)
Large Enterprise	$4,156	$4,536	$4,540	(8)%	(8)%
Public	3,824	4,065	4,287	(6)%	(11)%
Small and Medium Business	3,282	3,258	3,326	1%	(1)%
Consumer	2,459	2,624	3,212	(6)%	(23)%
Consolidated net revenue	$13,721	$14,483	$15,365	(5)%	(11)%

Percentage of Total Net Revenue: (2)
Large Enterprise	30%	31%	29%
Public	28%	28%	28%
Small and Medium Business	24%	23%	22%
Consumer	18%	18%	21%

Consolidated Operating Income: (2)
Large Enterprise	$325	$433	$446
Public	352	379	454
Small and Medium Business	349	382	367
Consumer	(65)	14	99
Segment operating income	961	1,208	1,366
Broad based long-term incentives	(75)	(85)	(78)
Amortization of intangible assets	(165)	(150)	(100)
Severance and facility actions and acquisition-related costs	(132)	(72)	(46)
Consolidated operating income	$589	$901	$1,142

(1) Includes the results of Dell's Fiscal 2013 acquisitions from their respective acquisition dates. Servers and Networking includes our Fiscal 2013 Software acquisitions (Quest Software, SonicWALL, and AppAssure).

(2) Segment Results for Fiscal 2012 have been recast to conform to segment realignments that were completed during the first quarter of Fiscal 2013. See Supplemental Segment Information at the end of these financial tables for more information.

DELL INC.
Condensed Consolidated Statement of Income and Related Financial Highlights (continued)
(in millions, except per share data and percentages; percentage growth rates and ratios are calculated based on underlying data in thousands)
(unaudited)

	Nine Months Ended		% Growth Rates
	November 2,	October 28,
	2012(1)	2011	Yr. to Yr.
Net revenue
Products	$33,532	$36,981	(9)%
Services, including software related	9,094	9,059	—%
Total net revenue	42,626	46,040	(7)%
Cost of net revenue
Products	27,514	29,168	(6)%
Services, including software related	6,035	6,446	(6)%
Total cost of net revenue	33,549	35,614	(6)%
Gross margin	9,077	10,426	(13)%
Operating expenses
Selling, general, and administrative	5,998	6,306	(5)%
Research, development, and engineering	765	620	23%
Total operating expenses	6,763	6,926	(2)%
Operating income	2,314	3,500	(34)%
Interest and other, net	(133)	(167)	20%
Income before income taxes	2,181	3,333	(35)%
Income tax provision	339	605	(44)%
Net income	$1,842	$2,728	(32)%
Earnings per share:
Basic	$1.05	$1.47	(29)%
Diluted	$1.05	$1.46	(28)%
Cash dividends declared per common share	$0.08	$—
Weighted average shares outstanding:
Basic	1,747	1,860	(6)%
Diluted	1,757	1,874	(6)%

Percentage of Total Net Revenue:
Gross margin	21.3%	22.6%
Selling, general, and administrative	14.1%	13.7%
Research, development, and engineering	1.8%	1.3%
Operating expenses	15.9%	15.0%
Operating income	5.4%	7.6%
Income before income taxes	5.1%	7.2%
Net income	4.3%	5.9%
Income tax rate	15.5%	18.2%

Net Revenue by Product Category:
Servers and Networking (1)	$6,671	$6,116	9%
Storage	1,265	1,443	(12)%
Services	6,284	6,143	2%
Software and Peripherals	6,982	7,664	(9)%
Mobility	11,629	14,227	(18)%
Desktop PCs	9,795	10,447	(6)%
Consolidated net revenue	$42,626	$46,040	(7)%

Percent of Total Net Revenue:
Servers and Networking (1)	16%	13%
Storage	3%	3%
Services	15%	13%
Software and Peripherals	16%	17%
Mobility	27%	31%
Desktop PCs	23%	23%

Net Revenue by Global Segment: (2)
Large Enterprise	$13,128	$13,804	(5)%
Public	11,355	12,237	(7)%
Small and Medium Business	10,017	9,987	—%
Consumer	8,126	10,012	(19)%
Consolidated net revenue	$42,626	$46,040	(7)%

Percentage of Total Net Revenue: (2)
Large Enterprise	31%	30%
Public	27%	26%
Small and Medium Business	23%	22%
Consumer	19%	22%

Consolidated Operating Income: (2)
Large Enterprise	$1,160	$1,422
Public	1,002	1,272
Small and Medium Business	1,120	1,182
Consumer	(19)	372
Segment operating income	3,263	4,248
Broad based long-term incentives	(244)	(256)
Amortization of intangible assets	(425)	(287)
Severance and facility actions and acquisition-related costs	(280)	(205)
Consolidated operating income	$2,314	$3,500

(1) Includes the results of Dell's Fiscal 2013 acquisitions from their respective acquisition dates. Servers and Networking includes our Fiscal 2013 Software acquisitions (Quest Software, SonicWALL, and AppAssure).

(2) Segment Results for Fiscal 2012 have been recast to conform to segment realignments that were completed during the first quarter of Fiscal 2013. See Supplemental Segment Information at the end of these financial tables for more information.

DELL INC.
Condensed Consolidated Statement of Financial Position and Related Financial Highlights
(in millions, except for ratios; ratios are calculated based on underlying data in thousands)
(unaudited)

	November 2,	August 3,	October 28,
	2012	2012	2011
Assets:
Current assets:
Cash and cash equivalents	$10,991	$11,519	$13,293
Short-term investments	281	372	545
Accounts receivable, net	6,187	6,829	6,690
Short-term financing receivables, net	3,151	3,174	3,326
Inventories, net	1,364	1,615	1,397
Other current assets	3,688	3,741	3,005
Total current assets	25,662	27,250	28,256
Property, plant, and equipment, net	2,156	2,058	2,123
Long-term investments	2,908	2,738	2,183
Long-term financing receivables, net	1,354	1,344	1,279
Goodwill	9,191	7,558	5,943
Purchased intangible assets, net	3,511	2,609	1,957
Other non-current assets	664	540	302
Total assets	$45,446	$44,097	$42,043

Liabilities and Stockholders' Equity:
Current liabilities:
Short-term debt	$3,724	$2,609	$1,831
Accounts payable	10,556	11,193	11,107
Accrued and other	3,504	3,227	3,816
Short-term deferred services revenue	4,027	3,683	3,465
Total current liabilities	21,811	20,712	20,219
Long-term debt	5,310	5,832	6,430
Long-term deferred services revenue	3,943	3,893	3,744
Other non-current liabilities	4,184	3,914	2,987
Total liabilities	35,248	34,351	33,380
Total Dell stockholders' equity	10,177	9,746	8,663
Noncontrolling interest	21	—	—
Total stockholders' equity	10,198	9,746	8,663
Total liabilities and equity	$45,446	$44,097	$42,043

Ratios:
Days of sales outstanding (1)	45	46	42
Days supply in inventory	11	13	11
Days in accounts payable	(88)	(89)	(84)
Cash conversion cycle	(32)	(30)	(31)

Average total revenue/unit (approximate)	$1,410	$1,390	$1,390

(1) Days of sales outstanding ("DSO") is based on the ending net trade receivables and most recent quarterly revenue for each period. DSO includes the effect of product costs related to customer shipments not yet recognized as revenue that are classified as other current assets. At November 2, 2012, August 3, 2012, and October 28, 2011, DSO and days of customer shipments not yet recognized were 41 and 4 days, 42 and 4 days, and 39 and 3 days, respectively.

DELL INC.
Condensed Consolidated Statements of Cash Flows
(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	November 2,	October 28,	November 2,	October 28,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income	$475	$893	$1,842	$2,728
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	294	241	823	687
Stock-based compensation	84	80	276	261
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	—	(10)	15	(19)
Deferred income taxes	(59)	(35)	(107)	(91)
Provision for doubtful accounts — including financing receivables	64	50	185	167
Other	10	46	22	46
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	766	(95)	294	(190)
Financing receivables	(62)	(83)	(51)	(162)
Inventories	257	(15)	67	(46)
Other assets	(138)	16	(334)	223
Accounts payable	(664)	(492)	(1,104)	(231)
Deferred services revenue	63	137	204	540
Accrued and other liabilities	253	118	(290)	(223)
Change in cash from operating activities	1,343	851	1,842	3,690
Cash flows from investing activities:
Investments:
Purchases	(641)	(1,638)	(1,831)	(2,419)
Maturities and sales	716	424	3,156	856
Capital expenditures	(121)	(214)	(383)	(510)
Proceeds from sale of facilities, land, and other assets	47	—	81	12
Collections on purchased financing receivables	34	69	136	204
Acquisition of business, net of cash received	(2,297)	(663)	(4,708)	(2,564)
Change in cash from investing activities	(2,262)	(2,022)	(3,549)	(4,421)
Cash flows from financing activities:
Repurchase of common stock	—	(600)	(724)	(2,180)
Cash dividends paid	(139)	—	(139)	—
Issuance of common stock under employee plans	5	5	49	34
Issuance (repayment) of commercial paper (maturity 90 days or less), net	(430)	—	(292)	—
Proceeds from debt	1,639	884	2,790	3,317
Repayments of debt	(718)	(362)	(2,822)	(1,055)
Other	—	1	8	3
Change in cash from financing activities	357	(72)	(1,130)	119
Effect of exchange rate changes on cash and cash equivalents	34	(87)	(24)	(8)
Change in cash and cash equivalents	(528)	(1,330)	(2,861)	(620)
Cash and cash equivalents at beginning of the period	11,519	14,623	13,852	13,913
Cash and cash equivalents at end of the period	$10,991	$13,293	$10,991	$13,293

SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES

The following tables include information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively, the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. Dell has provided a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures in the below tables. A detailed discussion of Dell's reasons for including the non-GAAP financial measures and the limitations associated with those measures is presented in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - Non-GAAP Financial Measures" in Dell's annual report on Form 10-K for the financial year ended February 3, 2012. Dell encourages investors to review the historical reconciliation and the non-GAAP discussion in conjunction with the presentation of non-GAAP financial measures.

DELL INC.
Reconciliation of Non-GAAP Financial Measures
(in millions, except per share data and percentages; percentage growth rates and ratios are calculated based on underlying data in thousands)
(unaudited)

	Three Months Ended			% Growth Rates
	November 2,	August 3,	October 28,
	2012 (1)	2012 (1)	2011	Sequential	Yr. to Yr.
GAAP gross margin	$2,872	$3,138	$3,469	(8)%	(17)%
Non-GAAP adjustments:
Amortization of intangibles	120	109	77
Severance and facility actions and acquisition-related costs	21	23	—
Non-GAAP gross margin	$3,013	$3,270	$3,546	(8)%	(15)%

GAAP operating expenses	$2,283	$2,237	$2,327	2%	(2)%
Non-GAAP adjustments:
Amortization of intangibles	(45)	(41)	(23)
Severance and facility actions and acquisition-related costs	(111)	(49)	(46)
Non-GAAP operating expenses	$2,127	$2,147	$2,258	(1)%	(6)%

GAAP operating income	$589	$901	$1,142	(35)%	(48)%
Non-GAAP adjustments:
Amortization of intangibles	165	150	100
Severance and facility actions and acquisition-related costs	132	72	46
Non-GAAP operating income	$886	$1,123	$1,288	(21)%	(31)%

GAAP net income	$475	$732	$893	(35)%	(47)%
Non-GAAP adjustments:
Amortization of intangibles	165	150	100
Severance and facility actions and acquisition-related costs	132	72	46
Aggregate adjustment for income taxes	(93)	(79)	(56)
Non-GAAP net income	$679	$875	$983	(22)%	(31)%

GAAP earnings per share - diluted	$0.27	$0.42	$0.49	(36)%	(45)%
Non-GAAP adjustments per share - diluted	0.12	0.08	0.05
Non-GAAP earnings per share - diluted	$0.39	$0.50	$0.54	(22)%	(28)%

Diluted WAS	1,742	1,753	1,828

Percentage of Total Net Revenue:
GAAP gross margin	20.9%	21.6%	22.6%
Non-GAAP adjustment	1.1%	1.0%	0.5%
Non-GAAP gross margin	22.0%	22.6%	23.1%

GAAP operating expenses	16.6%	15.4%	15.2%
Non-GAAP adjustment	(1.1)%	(0.6)%	(0.5)%
Non-GAAP operating expenses	15.5%	14.8%	14.7%

GAAP operating income	4.3%	6.2%	7.4%
Non-GAAP adjustment	2.2%	1.6%	1.0%
Non-GAAP operating income	6.5%	7.8%	8.4%

GAAP net income	3.5%	5.1%	5.8%
Non-GAAP adjustment	1.4%	0.9%	0.6%
Non-GAAP net income	4.9%	6.0%	6.4%

(1) Includes the results of Dell's Fiscal 2013 acquisitions from their respective acquisition dates.

DELL INC.
Reconciliation of Non-GAAP Financial Measures
(in millions, except per share data and percentages; percentage growth rates and ratios are calculated based on underlying data in thousands)
(unaudited)

	Nine Months Ended		% Growth Rates
	November 2,	October 28,
	2012(1)	2011	Yr. to Yr.
GAAP gross margin	$9,077	$10,426	(13)%
Non-GAAP adjustments:
Amortization of intangibles	317	222
Severance and facility actions and acquisition-related costs	56	34
Non-GAAP gross margin	$9,450	$10,682	(12)%

GAAP operating expenses	$6,763	$6,926	(2)%
Non-GAAP adjustments:
Amortization of intangibles	(108)	(65)
Severance and facility actions and acquisition-related costs	(224)	(171)
Non-GAAP operating expenses	$6,431	$6,690	(4)%

GAAP operating income	$2,314	$3,500	(34)%
Non-GAAP adjustments:
Amortization of intangibles	425	287
Severance and facility actions and acquisition-related costs	280	205
Non-GAAP operating income	$3,019	$3,992	(24)%

GAAP net income	$1,842	$2,728	(32)%
Non-GAAP adjustments:
Amortization of intangibles	425	287
Severance and facility actions and acquisition-related costs	280	205
Aggregate adjustment for income taxes	(232)	(181)
Non-GAAP net income	$2,315	$3,039	(24)%

GAAP earnings per share - diluted	$1.05	$1.46	(28)%
Non-GAAP adjustments per share - diluted	0.27	0.16
Non-GAAP earnings per share - diluted	$1.32	$1.62	(19)%

Diluted WAS	1,757	1,874

Percentage of Total Net Revenue:
GAAP gross margin	21.3%	22.6%
Non-GAAP adjustment	0.9%	0.6%
Non-GAAP gross margin	22.2%	23.2%

GAAP operating expenses	15.9%	15.0%
Non-GAAP adjustment	(0.8)%	(0.5)%
Non-GAAP operating expenses	15.1%	14.5%

GAAP operating income	5.4%	7.6%
Non-GAAP adjustment	1.7%	1.1%
Non-GAAP operating income	7.1%	8.7%

GAAP net income	4.3%	5.9%
Non-GAAP adjustment	1.1%	0.7%
Non-GAAP net income	5.4%	6.6%

(1) Includes the results of Dell's Fiscal 2013 acquisitions from their respective acquisition dates.

Dell Inc.
Supplemental Segment Information
Fiscal 2011
(in millions, unaudited)

	Three Months Ended												Fiscal Year Ended
	April 30, 2010			July 30, 2010			October 29, 2010			January 28, 2011			January 28, 2011
	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance
Net Revenue by Global Segment: (1)
Large Enterprise	$4,246	$4,341	$95	$4,549	$4,618	$69	$4,326	$4,389	$63	$4,692	$4,763	$71	$17,813	$18,111	$298
Public	3,856	3,708	(148)	4,580	4,467	(113)	4,442	4,340	(102)	3,973	3,862	(111)	16,851	16,377	(474)
Small and Medium Business	3,524	3,096	(428)	3,535	3,083	(452)	3,665	3,179	(486)	3,749	3,250	(499)	14,473	12,608	(1,865)
Consumer	3,248	3,729	481	2,870	3,366	496	2,961	3,486	525	3,278	3,817	539	12,357	14,398	2,041
Consolidated net revenue	$14,874	$14,874	$—	$15,534	$15,534	$—	$15,394	$15,394	$—	$15,692	$15,692	$—	$61,494	$61,494	$—

Percentage of Total Net Revenue: (1)
Large Enterprise	28%	29%	1%	29%	30%	1%	28%	28%	—	30%	30%	—	29%	29%	—
Public	26%	25%	-1%	30%	29%	-1%	29%	28%	-1%	25%	25%	—	27%	27%	—
Small and Medium Business	24%	21%	-3%	23%	20%	-3%	24%	21%	-3%	24%	21%	-3%	24%	21%	-3%
Consumer	22%	25%	3%	18%	21%	3%	19%	23%	4%	21%	24%	3%	20%	23%	3%

Consolidated Operating Income: (1)
Large Enterprise	$283	$293	$10	$288	$289	$1	$400	$398	$(2)	$502	$510	$8	$1,473	$1,490	$17
Public	298	280	(18)	369	363	(6)	451	450	(1)	366	353	(13)	1,484	1,446	(38)
Small and Medium Business	313	301	(12)	323	298	(25)	391	365	(26)	450	419	(31)	1,477	1,383	(94)
Consumer	17	37	20	(21)	9	30	—	29	29	69	105	36	65	180	115
Segment operating income	$911	$911	$—	$959	$959	$—	$1,242	$1,242	$—	$1,387	$1,387	$—	$4,499	$4,499	$—

(1) In the first quarter of Fiscal 2013, Dell made certain segment realignments in order to conform to the way Dell now internally manages segment performance. These realignments affected all of Dell's operating segments, but primarily consisted of the transfer of small office business customers from the Small and Medium Business segment to the Consumer Segment. Dell has recast prior period amounts to provide visibility and comparability. None of these changes impacts Dell's previously reported consolidated net revenue, gross margin, operating income, net income, or earnings per share.

Dell Inc.
Supplemental Segment Information
Fiscal 2012
(in millions, unaudited)

	Three Months Ended												Fiscal Year Ended
	April 29, 2011			July 29, 2011			October 28, 2011			February 3, 2012			February 3, 2012
	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance	As Reported	Recast	Variance
Net Revenue by Global Segment: (1)
Large Enterprise	$4,477	$4,587	$110	$4,584	$4,677	$93	$4,487	$4,540	$53	$4,909	$4,982	$73	$18,457	$18,786	$329
Public	3,767	3,621	(146)	4,457	4,329	(128)	4,375	4,287	(88)	3,949	3,833	(116)	16,548	16,070	(478)
Small and Medium Business	3,768	3,355	(413)	3,709	3,306	(403)	3,712	3,326	(386)	3,977	3,560	(417)	15,166	13,547	(1,619)
Consumer	3,005	3,454	449	2,908	3,346	438	2,791	3,212	421	3,196	3,656	460	11,900	13,668	1,768
Consolidated net revenue	$15,017	$15,017	$—	$15,658	$15,658	$—	$15,365	$15,365	$—	$16,031	$16,031	$—	$62,071	$62,071	$—

Percentage of Total Net Revenue: (1)
Large Enterprise	30%	31%	1%	29%	30%	1%	29%	29%	—	30%	31%	1%	30%	30%	—
Public	25%	24%	-1%	28%	28%	—	29%	28%	-1%	25%	24%	-1%	27%	26%	-1%
Small and Medium Business	25%	22%	-3%	24%	21%	-3%	24%	22%	-2%	25%	22%	-3%	24%	22%	-2%
Consumer	20%	23%	3%	19%	21%	2%	18%	21%	3%	20%	23%	3%	19%	22%	3%

Consolidated Operating Income: (1)
Large Enterprise	$504	$516	$12	$448	$460	$12	$441	$446	$5	$461	$467	$6	$1,854	$1,889	$35
Public	370	352	(18)	484	466	(18)	463	454	(9)	327	312	(15)	1,644	1,584	(60)
Small and Medium Business	463	435	(28)	404	380	(24)	386	367	(19)	412	399	(13)	1,665	1,581	(84)
Consumer	136	170	34	73	103	30	76	99	23	39	61	22	324	433	109
Segment operating income	$1,473	$1,473	$—	$1,409	$1,409	$—	$1,366	$1,366	$—	$1,239	$1,239	$—	$5,487	$5,487	$—

(1) In the first quarter of Fiscal 2013, Dell made certain segment realignments in order to conform to the way Dell now internally manages segment performance. These realignments affected all of Dell's operating segments, but primarily consisted of the transfer of small office business customers from the Small and Medium Business segment to the Consumer Segment. Dell has recast prior period amounts to provide visibility and comparability. None of these changes impacts Dell's previously reported consolidated net revenue, gross margin, operating income, net income, or earnings per share.

CONTACT:
Dell
Media Contacts: 512-728-4100
David Frink, 512-728-2678
david_frink@dell.com
or
Jess Blackburn, 512-728-8295
jess_blackburn@dell.com
or
Investor Relations Contacts:
Robert Williams, 512-728-7570
robert_williams@dell.com
or
David Mehok, 512-728-4225
david_mehok@dell.com